SEMI ANNUAL REPORT
[Templeton Dragon Fund, Inc. Graphic]
TEMPLETON DRAGON FUND, INC.

                                                                   June 30, 2001


[FRANKLIN TEMPLETON LOGO]

[PHOTO OF MARK MOBIUS]

MARK MOBIUS, PH.D.
President
Templeton Dragon Fund, Inc.


Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER  LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON DRAGON FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 45% OF ITS TOTAL ASSETS IN THE EQUITY SECURITIES OF "CHINA COMPANIES," AS DEFINED IN THE FUND'S PROSPECTUS.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Dragon Fund covers the six-month period ended June 30, 2001.

During the period under review, China's economy experienced solid growth as strong government expenditure made up for a shrinking trade surplus. Foreign direct investment into China rose substantially, and first quarter 2001 exports grew considerably, but rapidly rising imports resulted in a smaller trade surplus for the period as compared with first quarter 2000.

Hong Kong's economic growth is expected to be slower than the Hong Kong government forecast, as first quarter growth slowed appreciably. Declining U.S. demand hit first quarter merchandise exports hard.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 10.


CONTENTS


Shareholder Letter ............................      1

Performance Summary ...........................      6

Important Notice to Shareholders ..............      7

Financial Highlights & Statement of Investments      9

Financial Statements ..........................     13

Notes to Financial Statements .................     16


FUND CATEGORY
[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION

Based on Total Net Assets
6/30/01

[PIE CHART]

Hong Kong                                      42.0%

China                                          39.1%

Taiwan                                         14.0%

Short-Term Investment & Other Net Assets        4.9%


Even slower was Taiwan's first quarter 2001 gross domestic product (GDP) growth. The Taiwanese government also lowered its official GDP forecast for 2001, its fourth reduction from the original estimate. Contrary to China's trade position, Taiwanese exports fell substantially. Imports also fell, resulting in a reduced trade surplus.

In China, both the Shanghai and Shenzhen B share markets, open only to foreign investors, skyrocketed during the period under review, resulting in large part from the government's opening of the previously restricted markets to domestic investors. The rally's driving forces included speculative fever and the huge discount of the B shares to A shares, which are available only to domestic investors. While the seemingly zealous demand for B shares persisted among domestic investors, we believe most companies' fundamentals were relatively weak when compared to their regional counterparts. In our view, strong fundamentals are essential to sustained high performance levels. We focus on fundamental valuations, rather than market sentiments, to drive our investment strategy.

A few years ago, Hong Kong's government proposed a Securities and Futures Bill to address problems with Hong Kong's regulatory regime. After various modifications, the Bill is finally expected to come into effect at the end of 2001. The Bill's goal is to bring Hong Kong in line with international standards, keeping the regulatory regime flexible enough to suit Hong Kong's unique circumstances while avoiding rigid laws that are inefficient for business. The effects on Hong Kong's market remain to be seen.

Aimed at supporting Taiwan's stock market, the Ministry of Finance announced stimulus measures and encouraged domestic investors to buy blue chip companies as long-term investments.

They announced several important changes regarding the relaxation of some qualified foreign institutional investors (QFII) requirements. These included reducing the required value of assets under management from US$1 billion to US$200 million, and lowering the requirement that companies should have three years' experience in asset management to one year. This continued deregulation and simplification of QFII requirements was positive news for foreign investors and Taiwan's market.

Within this environment, Templeton Dragon Fund provided a six-month cumulative return of +29.13% in market-price terms and +14.31% in net asset value terms for the period ended June 30, 2001, as shown in the Performance Summary on page 6.

Our value-focused investment strategy led us to divest our interests in the Shanghai and Shenzhen B share markets and accumulate positions in China H (Hong Kong-listed Chinese companies) and red chip (Hong Kong companies with significant exposure to China) shares, as we deemed them undervalued. Soon enough, many investors and speculators shifted funds out of the mainland China B markets and into China H and red chip companies, contributing to substantial price appreciation in some China H and red chip companies.

We increased our holdings in Taiwan to acquire more value stocks, which were trading at what we believed to be appealing prices as a result, in part, of the rising political tensions between mainland China and Taiwan. In our opinion, the political situation could mildly affect the market with sentiments improving once investors realize that economic integration between the two countries is inevitable.

TOP 10 HOLDINGS
6/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
---------------------------------                                    -----------
Dairy Farm International
Holdings Ltd.                                                           8.6%
Food & Drug Retailing,
Hong Kong

Cheung Kong Holdings Ltd.                                               7.7%
Real Estate, Hong Kong

Zhejiang Expressway Co. Ltd., H                                         4.5%
Transportation Infrastructure,
China

Hang Lung Development Co. Ltd.                                          4.5%
Real Estate, Hong Kong

China Petroleum &
Chemical Corp., H                                                       4.1%
Oil & Gas, China

Huaneng Power
International Inc., H                                                   4.0%
Electric Utilities, China

Citic Pacific Ltd.                                                      3.7%
Industrial Conglomerates,
Hong Kong

Cheung Kong Infrastructure
Holdings Ltd.                                                           3.5%
Construction Materials,
Hong Kong

PetroChina Co. Ltd., H                                                  3.1%
Oil & Gas, China

China Merchants Holdings
International Co. Ltd.                                                  3.0%
Industrial Conglomerates,
Hong Kong

Five companies fell from the list of top 10 holdings reported six months ago. We reduced our position in Hong Kong company Swire Pacific and decreased our position in Hong Kong company Hutchison Whampoa. Due to price fluctuations, our positions in red chip companies were altered as we reduced our position in China Everbright and decreased our shares in Ng Fung Hong. Purchases we made included China H shares in China Petroleum & Chemical. We also initiated a position in red chip companies Citic Pacific, and we purchased shares in Hong Kong companies Cheung Kong Infrastructure Holdings and China Merchants Holdings International. As of June 30, 2001, real estate securities dominated the portfolio, followed by industrial conglomerates and food and drug retailing. We strive to keep the Fund's assets fully invested in efforts to benefit from any appreciation that could result from investor interests in the Greater China region. Short-term investments and other net assets declined from 13.5% of total net assets on December 31, 2000, to 4.9% on June 30, 2001.

Looking back at the past six months, the word volatility springs to mind. Despite the turbulence, it should be noted that China's stock market posted overall gains.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 651.02% in the last 15 years, but has suffered six quarterly declines of more than 15% each during that time.(1) Investing in emerging markets, particularly "China companies," also entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the markets' relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers, which could result in a greater risk of loss. While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

Thank you for investing in Templeton Dragon Fund. We appreciate your confidence and welcome your comments.

Sincerely,



/s/ Mark Mobius
-------------------------------------
Mark Mobius
President
Templeton Dragon Fund, Inc.

1. Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 15 years ended 6/30/01. Market return is measured in U.S. dollar terms and does not include reinvested dividends. The unmanaged Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Finance, Utilities, Properties and Commerce and Industry.


--------------------------------------------------------------------------------
   This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

During the six months ended June 30, 2001, the Fund distributed $0.5362 in accordance with the Fund's managed distribution policy. To the extent the Fund's quarterly distributions exceed the Fund's actual net investment income and net capital gains for the Fund's fiscal year, a portion of the Fund's distributions may have to be reported to the Fund's shareholders as a return of capital for tax purposes. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your Fund shares, and affect the computation of a gain or loss when you sell your shares.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month returns have not been annualized.


--------------------------------------------------------------------------------
    Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE  SUMMARY AS OF  6/30/01

Although the Board of Directors adopted a managed distribution policy for the Fund, distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvest-ment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION


                                                CHANGE     6/30/01      12/31/00
--------------------------------------------------------------------------------
Net Asset Value                                 +$0.69      $10.60       $ 9.91
Market Price (NYSE)                             +$1.51      $ 8.76       $ 7.25


DISTRIBUTIONS (1/1/01-6/30/01)
Dividend Income                                $0.5362


PERFORMANCE

                                                                   COMMENCEMENT
                                                                   OF OPERATIONS
                                   6-MONTH     1-YEAR     5-YEAR     (9/20/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
Based on change in NAV             +14.31%      +5.86%    +10.45%     +32.74%
Based on change in market price    +29.13%     +16.24%    +10.29%      +3.12%

Average Annual Total Return(1)
Based on change in NAV             +14.31%      +5.86%     +2.01%      +4.27%
Based on change in market price    +29.13%     +16.24%     +1.98%      +0.45%


 For updated performance figures, call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

IMPORTANT  NOTICE TO  SHAREHOLDERS

MEASUREMENT PERIOD. In June 2001, in efforts to address the Fund's discount, the Board of Directors of the Fund established a nine-month measurement period for evaluating the discount of the market value of the Fund's shares from their net asset value. The Measurement Period will be begin on August 1, 2001, and end on April 30, 2002. If the Fund's shares have traded at an average discount from net asset value of 10% or more during the last 90 days of the Measurement Period (based on the closing price of every trading day during those 90 days), then the Board will take one of three potential actions. The Board, as soon as reasonably practicable, but no later than 180 days from the last day of the Measurement Period, will either commence a tender offer for a portion of the Fund's outstanding shares ("Tender Offer Alternative"); or submit to shareholders a proposal to reorganize the Fund with either an open-end or closed-end investment company ("Merger Alternative"); or submit to shareholders a proposal to convert the Fund to an open-end investment company ("Open-End Alternative"). The Board may determine to take more than one of these actions.

In connection with the Tender Offer Alternative, any tender offer authorized by the Board for a portion of the Fund's shares may be at net asset value less expenses or at a discount to net asset value. In connection with the Merger Alternative, if shareholders vote to reorganize the Fund with an open-end investment company, shares of the reorganized fund would be continuously offered for sale and redeemable at the option of the shareholder (except under limited circumstances permitted under the federal securities laws) at their net asset value less any redemption charge that the Board of the reorganized fund might put into effect and would be payable by shareholders upon redemption. In connection with the Open-End Alternative, if the shareholders vote to open-end the Fund, the Fund will begin to continuously offer its shares for sale following the effectiveness of a registration statement filed with the U.S. Securities and Exchange Commission relating to the Fund's open-end shares. Shares would be redeemable at the option of the shareholder (except under limited circumstances permitted under the federal securities laws) at their net asset value less any redemption charge that the Board of the reorganized fund might put into effect and would be payable by shareholders upon redemption.

REPURCHASE PROGRAM. In May 2000, the Board of Directors of the Fund approved expansion of the Fund's open-market share repurchase program. Under the Fund's previously announced open-market share repurchase program, the Fund was authorized to purchase, from time to time, up to a maximum of 5.4 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented).

The Board's action in May 2000 removed the 10% limitation on share repurchases to give management greater flexibility to engage in an aggressive share repurchase program in efforts to address the Fund's discount to net asset value. The amount and timing of additional repurchases, and the extent to which they may exceed the previous limitation, will be in the discretion of the Fund's management, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments. This authorization remains in effect.

MANAGED DISTRIBUTION POLICY. On July 22, 1998, the Board of Directors of the Fund adopted a managed distribution policy in an effort to address the market discount of the Fund's share price to net asset value. Under the managed distribution policy, the Fund intends to make quarterly distributions to Fund shareholders equal to 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to the declaration date. If the total amount distributed exceeds the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the excess amount distributed generally will constitute a return of capital. Shareholders who participate in the Fund's dividend reinvestment and cash purchase plan will receive their distributions in additional shares of the Fund.

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                            SIX MONTHS
                                               ENDED           YEAR ENDED DECEMBER 31,            YEAR ENDED MARCH 31,
                                           JUNE 30, 2001    ---------------------------------------------------------------
                                            (UNAUDITED)       2000       1999      1998+       1998       1997       1996
                                           --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period...         $9.91         $12.75     $10.00     $13.58     $18.25     $15.73     $13.97
                                           --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income.................           .18            .12        .31        .25        .37        .34        .37
 Net realized and unrealized gains
   (losses)............................          1.04          (2.01)      3.58      (3.29)     (3.58)      2.82       1.92
                                           --------------------------------------------------------------------------------
Total from investment operations.......          1.22          (1.89)      3.89      (3.04)     (3.21)      3.16       2.29
                                           --------------------------------------------------------------------------------
Capital share repurchases..............           .01            .22         --        .03         --         --         --
                                           --------------------------------------------------------------------------------
Less distributions from:
 Net investment income.................          (.54)         (1.17)      (.32)      (.27)      (.35)      (.34)      (.47)
 Net realized gains....................            --             --         --         --      (1.11)      (.30)      (.06)
 Tax return of capital.................            --             --       (.82)      (.30)        --         --         --
                                           --------------------------------------------------------------------------------
Total distributions....................          (.54)         (1.17)     (1.14)      (.57)     (1.46)      (.64)      (.53)
                                           --------------------------------------------------------------------------------
Net asset value, end of period.........        $10.60          $9.91     $12.75     $10.00     $13.58     $18.25     $15.73
                                           ================================================================================

Market value, end of period(a).........       $8.7600        $7.2500    $9.8125    $7.3750   $11.3750   $14.5000   $14.0000
                                           ================================================================================

Total Return (based on market value per
  share)*..............................        29.13%       (15.31)%     50.11%   (30.08)%   (11.82)%      7.80%     21.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)......      $516,780       $485,091   $673,869   $528,464   $733,533   $985,719   $849,510
Ratios to average net assets:
 Expenses..............................         1.52%**        1.56%      1.59%      1.59%**    1.53%      1.50%      1.52%
 Net investment income.................         3.45%**        1.04%      2.80%      3.21%**    2.14%      1.93%      2.48%
Portfolio turnover rate................        34.85%        132.74%     66.60%     39.92%     13.59%      8.73%      7.81%

*Total return is not annualized.
**Annualized.
+For the period April 1, 1998 to December 31, 1998. Prior to this period, the Fund's fiscal year end was March 31.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
(a)Based on the last sale on the New York Stock Exchange.
                       See Notes to Financial Statements.

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                                                                   SHARES/
                                                                   COUNTRY        WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.5%
AIRLINES 1.2%
China Eastern Airline Corp. Ltd., H.........................        China         24,332,000     $  3,837,018
*China Southern Airlines Co. Ltd., H........................        China          7,598,000        2,362,229
                                                                                                 ------------
                                                                                                    6,199,247
                                                                                                 ------------
AUTOMOBILES 3.1%
China Motor Co. Ltd. .......................................       Taiwan          7,337,855        4,987,099
Qingling Motors Co. Ltd., H.................................        China         45,746,000       11,143,399
                                                                                                 ------------
                                                                                                   16,130,498
                                                                                                 ------------
BANKS
HSBC Holdings PLC...........................................      Hong Kong           12,117          143,309
                                                                                                 ------------
+BEVERAGES 2.6%
Tsingtao Brewey Co. Ltd., H.................................        China         39,884,000       13,550,507
                                                                                                 ------------
CHEMICALS 2.5%
Sinopec Beijing Yanhua Petrochemical Co. Ltd. ..............        China         78,652,000       11,192,928
Sinopec Shanghai Petrochemical Co. Ltd. ....................        China         10,730,000        1,568,251
                                                                                                 ------------
                                                                                                   12,761,179
                                                                                                 ------------
*COMMUNICATIONS EQUIPMENT 1.9%
Accton Technology Corp. ....................................       Taiwan          7,855,200        9,422,590
                                                                                                 ------------
COMPUTERS & PERIPHERALS 3.4%
*Advantech Co. Ltd. ........................................       Taiwan          1,184,000        4,006,274
Compal Electronics Inc. ....................................       Taiwan          2,029,500        2,180,990
*Ritek Corp. ...............................................       Taiwan          5,215,000       11,284,272
                                                                                                 ------------
                                                                                                   17,471,536
                                                                                                 ------------
CONSTRUCTION MATERIALS 3.5%
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong       10,454,000       18,093,694
                                                                                                 ------------
DISTRIBUTORS 1.3%
China Resources Enterprise Ltd. ............................        China          4,118,000        6,942,615
                                                                                                 ------------
DIVERSIFIED FINANCIALS 3.9%
China Everbright Ltd. ......................................        China         12,475,788       11,596,234
Swire Pacific Ltd., A.......................................      Hong Kong          599,500        3,105,142
*Yuanta Core Pacific Securities Co. ........................       Taiwan          9,587,000        5,513,291
                                                                                                 ------------
                                                                                                   20,214,667
                                                                                                 ------------
ELECTRIC UTILITIES 6.8%
Beijing Datang Power Generation Co. Ltd., H.................        China         42,340,000       14,520,635
Huaneng Power International Inc., H.........................        China         33,436,000       20,469,096
                                                                                                 ------------
                                                                                                   34,989,731
                                                                                                 ------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                   SHARES/
                                                                   COUNTRY        WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
*ELECTRICAL EQUIPMENT .7%
Walsin Lihwa Corp. .........................................       Taiwan         11,526,000     $  3,464,830
                                                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS .4%
Hon Hai Precision Industry Co. Ltd. ........................       Taiwan            506,400        2,218,472
                                                                                                 ------------
FOOD & DRUG RETAILING 8.6%
Dairy Farm International Holdings Ltd. .....................      Hong Kong       63,444,978       44,411,485
                                                                                                 ------------
HOTELS RESTAURANTS & LEISURE 2.6%
*China Travel International Investment Hong Kong Ltd, wts.,
  6/30/03...................................................      Hong Kong          437,600           14,026
China Travel International Investment Hong Kong Ltd. .......      Hong Kong        2,188,000          412,359
Hong Kong & Shanghai Hotels Ltd. ...........................      Hong Kong       28,488,000       13,148,476
                                                                                                 ------------
                                                                                                   13,574,861
                                                                                                 ------------
HOUSEHOLD DURABLES 2.6%
*Guangdong Kelon Electrical Holdings Ltd., H................        China         18,767,000        6,135,444
TCL International Holdings Inc. ............................        China         37,906,000        7,143,915
                                                                                                 ------------
                                                                                                   13,279,359
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES 8.8%
China Merchants Holdings International Co. Ltd. ............      Hong Kong       20,310,000       15,362,889
Citic Pacific Ltd. .........................................      Hong Kong        6,107,000       18,908,454
Hutchison Whampoa Ltd. .....................................      Hong Kong        1,135,000       11,459,282
                                                                                                 ------------
                                                                                                   45,730,625
                                                                                                 ------------
*IT CONSULTING & SERVICES .3%
Travelsky Technology Ltd., H................................        China          1,548,000        1,567,866
                                                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS 2.0%
Premier Image Technology Corp. .............................       Taiwan          7,254,000       10,218,385
                                                                                                 ------------
*MACHINERY .2%
Procomp Informatics Co. Ltd. ...............................       Taiwan            549,800        1,085,867
                                                                                                 ------------
MEDIA .2%
Television Broadcasts Ltd. .................................      Hong Kong          283,000        1,190,067
                                                                                                 ------------
+METALS & MINING 2.1%
Angang New Steel Company Ltd., H............................        China         59,000,000       10,438,595
                                                                                                 ------------
OIL & GAS 7.1%
China Petroleum & Chemical Corp., H.........................        China        105,028,000       21,005,869
PetroChina Co. Ltd., H......................................        China         76,304,000       15,847,957
                                                                                                 ------------
                                                                                                   36,853,826
                                                                                                 ------------
*PHARMACEUTICALS 1.4%
China Pharmaceutical Enterprise & Investment Corp. Ltd. ....        China         58,058,000        7,294,560
                                                                                                 ------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                   SHARES/
                                                                   COUNTRY        WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE 12.9%
Cheung Kong Holdings Ltd. ..................................      Hong Kong        3,636,000     $ 39,623,585
Hang Lung Development Co. Ltd. .............................      Hong Kong       23,793,000       23,030,699
Henderson China Holdings Ltd. ..............................      Hong Kong        8,331,000        3,978,638
                                                                                                 ------------
                                                                                                   66,632,922
                                                                                                 ------------
ROAD & RAIL .2%
Guangshen Railway Co. Ltd., H...............................        China          6,928,000        1,261,267
                                                                                                 ------------
*SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.5%
Taiwan Semiconductor Manufacturing Co. .....................       Taiwan          2,515,800        4,676,480
United Microelectronics Corp. ..............................       Taiwan          9,990,000       13,260,035
                                                                                                 ------------
                                                                                                   17,936,515
                                                                                                 ------------
TRANSPORTATION INFRASTRUCTURE 8.6%
Cosco Pacific Ltd. .........................................      Hong Kong       10,986,000        7,253,670
Jiangsu Expressway Co. Ltd. ................................      Hong Kong       59,052,000       13,854,685
+Zhejiang Expressway Co. Ltd., H............................        China         95,472,000       23,256,298
                                                                                                 ------------
                                                                                                   44,364,653
                                                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES 2.1%
*China Unicom Ltd. .........................................        China          4,486,000        7,821,844
Smartone Telecommunications Holdings Ltd. ..................      Hong Kong        2,544,000        2,935,422
                                                                                                 ------------
                                                                                                   10,757,266
                                                                                                 ------------
TOTAL COMMON STOCKS (COST $481,078,907).....................                                      488,200,994
                                                                                                 ------------
                                                                                  PRINCIPAL
                                                                                   AMOUNT
                                                                                 -----------
BONDS (COST $3,689,961) .6%
Qingling Motors Co Ltd., cvt., 3.50%, 1/22/02...............        China          6,806,000        3,096,730
                                                                                                 ------------
                                                                                   SHARES
                                                                                 -----------
(a)SHORT TERM INVESTMENT (COST $18,038,445) 3.5%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................    United States     18,038,445       18,038,445
                                                                                                 ------------
TOTAL INVESTMENTS (COST $502,807,313) 98.6%.................                                      509,336,169
OTHER ASSETS, LESS LIABILITIES 1.4%.........................                                        7,443,491
                                                                                                 ------------
TOTAL NET ASSETS 100.0%.....................................                                     $516,779,660
                                                                                                 ============

*Non-incoming producing.
+See note 6 regarding holdings of 5% voting securities.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources, Inc.
                       See Notes to Financial Statements.
 12

TEMPLETON DRAGON FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $472,729,515)..................    $462,090,769
  Non controlled affiliates (cost $30,077,798)..............      47,245,400    $509,336,169
                                                                ------------
 Cash.......................................................                       2,264,853
 Receivables:
  Investment securities sold................................                       4,369,623
  Dividends and interest....................................                       4,202,808
                                                                                ------------
      Total assets..........................................                     520,173,453
                                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................                       2,426,917
  Payables for shares repurchased...........................                          43,840
  To affiliates.............................................                         615,845
 Accrued expenses...........................................                         307,191
                                                                                ------------
      Total liabilities.....................................                       3,393,793
                                                                                ------------
Net assets, at value........................................                    $516,779,660
                                                                                ============
Net assets consist of:
 Undistributed net investment income........................                    $(17,414,562)
 Net unrealized appreciation................................                       6,528,856
 Accumulated net realized loss..............................                     (72,444,614)
 Capital shares.............................................                     600,109,980
                                                                                ------------
Net assets, at value........................................                    $516,779,660
                                                                                ============
Net asset value per share ($516,779,660 / 48,741,093 shares
  outstanding)..............................................                          $10.60
                                                                                ============

                       See Notes to Financial Statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $85,122)
 Dividends..................................................    $11,471,216
 Interest...................................................      1,143,611
                                                                -----------
      Total investment income...............................                   $12,614,827
Expenses:
 Management fees (Note 3)...................................      3,203,635
 Administrative fees (Note 3)...............................        388,290
 Transfer agent fees........................................         49,400
 Custodian fees.............................................         96,500
 Registration and filing fees...............................         25,050
 Professional fees..........................................         76,280
 Directors' fees and expenses...............................         20,210
                                                                -----------
      Total expenses........................................                     3,859,365
                                                                               -----------
            Net investment income...........................                     8,755,462
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (1,746,766)
  Foreign currency transactions.............................       (442,766)
                                                                -----------
      Net realized loss.....................................                    (2,189,532)
      Net unrealized appreciation on investments............                    52,980,455
                                                                               -----------
Net realized and unrealized gain............................                    50,790,923
                                                                               -----------
Net increase in net assets resulting from operations........                   $59,546,385
                                                                               ===========

                       See Notes to Financial Statements.
 14

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2001          YEAR ENDED
                                                                 (UNAUDITED)        DECEMBER 31, 2000
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  8,755,462          $   6,192,385
  Net realized gain (loss) from investments and foreign
    currency transactions...................................      (2,189,532)            89,849,291
  Net unrealized appreciation (depreciation) on
    investments.............................................      52,980,455           (191,806,709)
                                                                -------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      59,546,385            (95,765,033)

 Distributions to shareholders from net investment income...     (26,170,024)           (59,635,315)

 Capital share transactions (Note 2)........................      (1,688,066)           (33,376,986)
                                                                -------------------------------------
    Net increase (decrease) in net assets...................      31,688,295           (188,777,334)

Net assets:
 Beginning of period........................................     485,091,365            673,868,699
                                                                -------------------------------------
 End of period..............................................    $516,779,660          $ 485,091,365
                                                                =====================================

Undistributed net investment income included in net assets:
 End of period..............................................    $(17,414,562)         $          --
                                                                =====================================

                       See Notes to Financial Statements.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies", as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 5.4 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the share outstanding at the time the program was initially implemented). In May 2000, the Board of Directors removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program.

At June 30, 2001, there were 100 million shares authorized ($0.01 par value). During the period ended June 30, 2001, 207,100 shares were repurchased for $1,688,066. The weighted average discount of market price to net asset value of shares repurchased during the period ended June 30, 2001 was 20%. During the year ended December 31, 2000, 3,911,700 shares were repurchased for $33,376,986. Through June 30, 2001, the Fund had repurchased a total of 5,266,000 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management, Inc.

4. INCOME TAXES

At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $505,155,471 was as follows:

Unrealized appreciation.....................................  $ 68,329,545
Unrealized depreciation.....................................   (64,148,847)
                                                              ------------
Net unrealized appreciation.................................  $  4,180,698
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31, on the sales of securities and foreign currencies.

At December 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                  Capital loss carryovers expiring in:
                    2006.................................    $ 4,270,183
                    2007.................................     49,694,430
                                                             -----------
                                                             $53,964,613
                                                             ===========

The Fund utilized capital loss carryovers during the year ended December 31, 2000 in the amount of $102,719,784.

At December 31, 2000, the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2000 of $12,582,162 and $693,762, respectively. For tax purposes, such losses will be reflected in the year ended December 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $185,729,454 and $168,968,480, respectively.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (continued)

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at June 30, 2001 were as shown below.

                              NUMBER OF                                NUMBER OF                                         REALIZED
                             SHARES HELD      GROSS       GROSS       SHARES HELD        VALUE       INVESTMENT INCOME   CAPITAL
NAME OF ISSUER              DEC. 31, 2000   ADDITIONS   REDUCTIONS   JUNE 30, 2001   JUNE 30, 2001    1/01/01-6/30/01      GAIN
-------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Angang New Steel Company
  Ltd., H.................    52,920,000    8,504,000   2,424,000     59,000,000      $10,438,595       $  667,874       $174,803
Tsingtao Brewery Co. Ltd.,
  H.......................    39,854,000       30,000          --     39,884,000       13,550,507          481,447             --
Zhejiang Expressway Co.
  Ltd., H.................   102,052,000    1,420,000   8,000,000     95,472,000       23,256,298          875,142        154,987
                                                                                     --------------------------------------------
TOTAL NON CONTROLLED
  AFFILIATES                                                                          $47,245,400       $2,024,463       $329,790
                                                                                     ============================================

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NY 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON DRAGON FUND, INC.

TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with Investor Service Direct(SM). For information go to Mellon Investor Services' website at http://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St Petersburg, FL 33733-8030.

[FRANKLIN TEMPLETON LOGO]

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030
SEMIANNUAL REPORT
TEMPLETON DRAGON FUND, INC.

TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTDF S01 08/01                                 [LOGO] Printed on recycled paper